--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
================================================================================

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 19, 2002



                                  BENTHOS, INC.
        (Exact Name of Small Business Issuer as Specified in Its Charter)

                         Commission file number: 0-29024

              Massachusetts                                   04-2381876
----------------------------------------                 -------------------
    (State or Other Jurisdiction of                       (I.R.S. Employer
     Incorporation or Organization)                      Identification No.)


           49 Edgerton Drive
          North Falmouth, MA                                    02556
----------------------------------------                 -------------------
(Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number including area code: (508) 563-1000

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


--------------------------------------------------------------------------------

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        (b) New independent accountants

            The Audit Committee of the Company's Board of Directors has authorized and approved the Company's engagement of BDO Seidman, LLP as its new independent accountants to serve as the Company's independent accountants for the 2002 fiscal year. BDO Seidman, LLP's engagement became effective as of July 19, 2002, the date on which BDO Seidman, LLP accepted the appointment. During the two most recent fiscal years and through July 19, 2002, the Company has not consulted with BDO Seidman, LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 7.  EXHIBITS

         None.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BENTHOS, INC.
                                   (Registrant)

Date: July 19, 2002                By:  /s/ Francis E. Dunne, Jr.
                                        --------------------------
                                        Francis E. Dunne, Jr.
                                        Vice President, Chief Financial
                                        Officer, and Treasurer
                                        (Principal Financial
                                        and Accounting Officer)